Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of March 30, 2020 (this “Amendment”) by and among ATLAS TC HOLDINGS LLC, a Delaware limited liability company (“Holdings”), ATLAS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party hereto, and Macquarie Capital Funding LLC, as Administrative Agent and Collateral Agent.

The parties hereto desire to amend that certain Credit Agreement dated as of February 14, 2020 (the “Credit Agreement”) by and among Holdings, Atlas TC BUYER LLC, as the Initial Borrower, the Borrower, the Lenders and Issuing Banks party thereto from time to time, and Macquarie Capital Funding LLC, as Administrative Agent and Collateral Agent as set forth therein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the First Amendment Effective Date (as defined below), refer to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). This Amendment is a Loan Document.

Section 2. Amendment to Credit Agreement. Effective as of the First Amendment Effective Date, Section 5.19(b) of the Credit Agreement is hereby amended by changing “the date that is forty-five (45) days after the Closing Date” to “11:59 p.m. (New York City time) on March 31, 2020”.

Section 3. Ratification and Reaffirmation. Each Loan Party party hereto hereby ratifies and reaffirms (a) the Loan Document Obligations under the Amended Credit Agreement and each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party and (b) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Security Document; which Liens and security interests shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Loan Document Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.

Section 4. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that:

(a) Each Loan Party party hereto has the requisite corporate (or equivalent) power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Loan Party party hereto. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legally valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws, by the principle of good faith and fair dealing, or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) The execution, delivery and performance of this Amendment by each Loan Party party hereto do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, except (a) such as have been obtained and are in full force and effect, (b) for filings and recordings with respect to the Collateral to be made or otherwise that have been delivered to the Collateral Agent for filing and/or recordation and (c) those approvals, consents, registrations or other actions or notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The execution, delivery and performance of this Amendment by each Loan Party party hereto (i) will not violate any provision of any Requirements of Law applicable to or otherwise binding on Holdings, the Borrower, or any of the Restricted Subsidiaries, except to the extent such violation could not be reasonably expected to have a Material Adverse Effect, (ii) will not result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, the Borrower or any of the Restricted Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent, on behalf of the Secured Parties, or Liens created after the date hereof under any secured Junior Financing) or (iii) will not violate any of the Organizational Documents of such Loan Party or otherwise require any approval of any stockholder, member or partner of such Loan Party, except for such approvals or consents which have been or will be obtained on or before the First Amendment Effective Date.

Section 5. Governing Law. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AMENDMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT or the transactions contemplated hereby.

Section 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

Section 7. Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received from the Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders sufficient to constitute, collectively, the Required Lenders, a duly executed counterpart of this Amendment signed on behalf of such party (the “First Amendment Effective Date”).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ATLAS TC HOLDINGS LLC, as Holdings

By:	/s/ L. Joe Boyer
Name:	L. Joe Boyer
Title:	Chief Executive Officer and Director

ATLAS INTERMEDIATE HOLDINGS LLC, as Borrower

By:	/s/ L. Joe Boyer
Name:	L. Joe Boyer
Title:	Chief Executive Officer

[Signature page to Atlas First Amendment to Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as the Administrative Agent, the Collateral Agent, Issuing Bank and a Lender

By	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

By	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authroized Signatory

[Signature page to Atlas First Amendment to Credit Agreement]

NATIXIS, NEW YORK BRANCH, as Issuing Bank and a Lender

By	/s/ Christopher Dorsett
Name: Christopher Dorsett
Title: Managing Director

By	/s/ Robin Gruner
Name: Robin Gruner
Title: Vice President

[Signature page to Atlas First Amendment to Credit Agreement]